UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 1, 2011
(Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-33894 (Commission File Number)	98-0459178 (IRS Employer Identification No.)

Point at Inverness, Suite 280 8310 South Valley Highway Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (720) 979-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 1, 2011, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing that it has engaged the Honorable Tony Coelho to provide strategic advice to the Registrant regarding its government relations initiatives and advocacy efforts.  On June 6, 2011, the Registrant issued the press release attached hereto as Exhibit 99.2 announcing the closing of its previously announced public offering of common shares. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press releases is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the United States Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits.

The following Exhibits relating to Item 7.01 of Form 8-K are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
99.1	Press Release announcing the engagement of the Honorable Tony Coelho, dated June 1, 2011
99.2	Press Release announcing the closing of a public offering of common shares, dated June 6, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: June 7, 2011	By:	/s/ Kenneth A. Brunk
Kenneth A. Brunk President

EXHIBIT INDEX

The following Exhibits relating to Item 7.01 of Form 8-K are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
99.1	Press Release announcing the engagement of the Honorable Tony Coelho, dated June 1, 2011
99.2	Press Release announcing the closing of a public offering of common shares, dated June 6, 2011